SUPPLEMENT
                    DATED FEBRUARY 12, 2004 TO THE PROSPECTUS
                             DATED DECEMBER 15, 2003

                              JNL VARIABLE FUND LLC
                            JNL VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC
                            JNLNY VARIABLE FUND I LLC

On January 29, 2004, Jackson National Asset Management, LLCSM recommended and the Board of Trustees approved the following fund mergers:

-------------------------------------------------- -----------------------------------------------
                 Acquiring Funds                                   Acquired Funds
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL VARIABLE FUND LLC                              JNL VARIABLE FUND III LLC

   JNL/Curian The Dow 10 Fund                         JNL/Curian The Dow 10 Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL VARIABLE FUND LLC                              JNL VARIABLE FUND V LLC

   JNL/Curian The Dow 10 Fund                         JNL/Curian The Dow 10 Fund
-------------------------------------------------- -----------------------------------------------

On February 12, 2004, Jackson National Asset Management, LLCSM recommended and the Board of Trustees approved a change of sub-adviser for the following funds:

JNL VARIABLE FUND LLC
         JNL/Curian The DowSM 5 Fund
         JNL/Curian The DowSM 10 Fund
         JNL/Curian The S&P(R) 10 Fund
         JNL/Curian Global 15 Fund
         JNL/Curian 25 Fund
         JNL/Curian Small-Cap Fund
         JNL/Curian Technology Sector Fund
         JNL/Curian Pharmaceutical/Healthcare Sector Fund
         JNL/Curian Financial Sector Fund
         JNL/Curian Energy Sector Fund
         JNL/Curian Consumer Brands Sector Fund
         JNL/Curian Communications Sector Fund

JNL VARIABLE FUND III LLC
         JNL/Curian The DowSM 10 Fund

JNL VARIABLE FUND V LLC
         JNL/Curian The DowSM 10 Fund

JNLNY VARIABLE FUND I LLC
         JNL/Curian The DowSM 10 Fund
         JNL/Curian The S&P(R) 10 Fund
         JNL/Curian Global 15 Fund
         JNL/Curian 25 Fund JNL/Curian Small-Cap Fund

The changes will be effective on February 18, 2004. The new sub-adviser will be Mellon Capital Management Corporation (Mellon Capital). Mellon Capital is located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives.

All Dow Jones and Standard and Poor's licensing agreements have been licensed to Jackson National Life Insurance Company.

The fund objectives have been changed to the following:

JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

The investment objective of the JNL/Mellon Capital Management The DowSM 10 Fund is total return through a combination of capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 5 FUND

The investment objective of the JNL/Mellon Capital Management The DowSM 5 Fund is total return through a combination of capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

The investment objective of the JNL/Mellon Capital Management The S&P(R) 10 Fund is total return through a combination of capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

The investment objective of the JNL/Mellon Capital Management Global 15 Fund is total return through a combination of capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT 25 FUND

The investment objective of the JNL/Mellon Capital Management 25 Fund is total return through a combination of capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

The investment objective of the JNL/Mellon Capital Management Small-Cap Fund is total return through capital appreciation.

JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

The objective of the JNL/Mellon Capital Management Communications Sector Fund is total return through capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

The objective of the JNL/Mellon Capital Management Consumer Brands Sector Fund is total return through capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND

The objective of the JNL/Mellon Capital Management Energy Sector Fund is total return through capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

The objective of the JNL/Mellon Capital Management Financial Sector Fund is total return through capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND

The objective of the JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund is total return through capital appreciation and dividend income.

JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

The objective of the JNL/Mellon Capital Management Technology Sector Fund is total return through capital appreciation and dividend income.

The names of the funds will be changed to reflect the new sub-adviser and the name of the JNL/Curian Small-Cap Fund will be changed to JNL/Mellon Capital Management Select Small-Cap Fund.

The fees are as follows:

                                                              MANAGEMENT      ESTIMATED
                                                                  AND        DISTRIBUTION     12B-1                    TOTAL FUND
                                                            ADMINISTRATIVE     (12B-1)       SERVICE      OTHER          ANNUAL
                                                                 FEE*           FEES**        FEE*       EXPENSES       EXPENSES
----------------------------------------------------------- ---------------- ------------- ------------ ------------ ---------------
JNL/Mellon Capital Management The DowSM 5 Fund                   0.52%            0%          0.20%           0.02%        0.74%
JNL/Mellon Capital Management The DowSM 10 Fund (V)              0.52%            0%          0.20%           0.02%        0.74%
JNL/Mellon Capital Management The DowSM 10 Fund                  0.46%            0%          0.20%           0.01%        0.67%
JNL/Mellon Capital Management The S&P(R)10 Fund                  0.47%            0%          0.20%           0.01%        0.68%
JNL/Mellon Capital Management Global 15 Fund                     0.52%            0%          0.20%           0.01%        0.73%
JNL/Mellon Capital Management 25 Fund                            0.47%            0%          0.20%           0.01%        0.68%
JNL/Mellon Capital Management Select Small-Cap Fund              0.46%            0%          0.20%           0.01%        0.67%
JNL/Mellon Capital Management Communications Sector Fund         0.52%            0%          0.20%           0.01%        0.73%
JNL/Mellon Capital Management Consumer Brands Sector Fund        0.52%            0%          0.20%           0.02%        0.74%
JNL/Mellon Capital Management Energy Sector Fund                 0.52%            0%          0.20%           0.02%        0.74%
JNL/Mellon Capital Management Financial Sector Fund              0.52%            0%          0.20%           0.01%        0.73%
JNL/Mellon Capital Management Pharmaceutical/Healthcare
  Sector Fund                                                    0.52%            0%          0.20%           0.02%        0.74%
JNL/Mellon Capital Management Technology Sector Fund             0.52%            0%          0.20%           0.01%        0.73%
JNL/Mellon Capital Management The DowSM 10 Fund (NY)             0.52%            0%          0.20%           0.01%        0.73%
JNL/Mellon Capital Management The S&P(R)10 Fund (NY)             0.52%            0%          0.20%           0.01%        0.73%
JNL/Mellon Capital Management Global 15 Fund (NY)                0.57%            0%          0.20%           0.01%        0.78%
JNL/Mellon Capital Management 25 Fund (NY)                       0.52%            0%          0.20%           0.01%        0.73%
JNL/Mellon Capital Management Select Small-Cap Fund (NY)         0.52%            0%          0.20%           0.01%        0.73%
----------------------------------------------------------- ---------------- ------------- ------------ ------------ ---------------

*Effective December 15, 2003, the Trust implemented the Rule 12b-1 fee for Class A shares as part of an amendment to the Trust's Brokerage Enhancement Plan. The Adviser reduced the Advisory Fee by 0.20%. Rule 12b-1 Service fees may not exceed 0.20% of average daily net assets attributable to Class A shares.

** As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.


Please contact us at 1-800-766-4683 if you have any questions.


This Supplement is dated February 12, 2004.

                       STATEMENT OF ADDITIONAL INFORMATION


              DECEMBER 15, 2003, AS SUPPLEMENTED FEBRUARY 12, 2004


                           JNL(R) VARIABLE FUND V LLC



This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund V LLC Prospectus, dated December 15, 2003, as supplemented February 12, 2004. (the "Prospectus"). The financial statements of the JNL Variable Fund V LLC for the year ended December 31, 2002, and for the period ended June 30, 2003 (unaudited), are incorporated by reference from the JNL Variable Fund V's Annual/Semi-Annual Reports to interest holders. The Prospectus and Annual/Semi-Annuals Report may be obtained at no charge by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.


                                TABLE OF CONTENTS

General Information and History.............................................................................   2
Common Types of Investments and Management Practices........................................................   2
Additional Risk Considerations..............................................................................   9
Investment Restrictions.....................................................................................  11
Managers and Officers of the JNL Variable Fund..............................................................  12
Principal Holders of the Fund's Interests...................................................................  18
Performance.................................................................................................  18
Investment Adviser, Sub-Adviser and Other Service Providers.................................................  20
Purchases, Redemptions and Pricing of Interests.............................................................  29
Description of Interests; Voting Rights; Interest Holder Inquiries..........................................  30
Tax Status..................................................................................................  31
Financial Statements .......................................................................................  32

                         GENERAL INFORMATION AND HISTORY


JNL Variable Fund V LLC (the "JNL Variable Fund") is an open-end management company organized as a Delaware limited liability company on January 26, 1999. The JNL Variable Fund offers interests in the JNL/Mellon Capital Management The DowSM 10 Fund (the "Fund"). The Fund is "non-diversified," which means the Fund may hold securities of a smaller number of issuers than if it was a "diversified" fund.


              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

BANK OBLIGATIONS. The Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. The Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, the Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. The Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, the Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. The Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depository receipts involve many of the same risks as direct investments in foreign securities, described below.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are funds, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a fund decides to redeem its ETF shares rather than selling them on a secondary market, the fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a funds' purchase of ETF shares are subject to the limitations on and the risks of a funds' investment in other investment companies, which are described below.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE OBLIGATIONS. The Funds may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Funds also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. While because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments, the Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" below.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The Fund may purchase or sell call and put options on securities and financial indices, and may invest in futures contracts on financial indices, including interest rates or an index of U.S. government securities, or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Fund's income.

The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accord with regulations of the Commodity Futures Trading Commission ("CFTC"), and a proposed amendment and interpretation of those regulations by the CFTC, a Fund will employ such techniques only for (1) hedging purposes, or (2) otherwise to the extent that (i) the aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets, or (ii) in the alternative, the aggregate "notional value" of the Fund's positions does not exceed the value of the Fund's net assets. "Notional value" means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.

HYBRID INSTRUMENTS. The Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. The Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of
1933) not determined to be liquid in accord with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Fund's investment restrictions below for more information about the Fund's policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Fund to obtain market quotations based on actual transactions for purposes of valuing the Fund's shares.

INVESTMENT COMPANIES. The Fund may invest in investment companies to the extent permitted under the 1940 Act, including unaffiliated money market funds. The Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the JNL Variable Fund's investment adviser or its affiliates. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

PORTFOLIO TURNOVER. The Fund may engage in short-term transactions if such transactions further its investment objective. The Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of the Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. The Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, the Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SECURITIES LENDING. The Fund may lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Fund must receive any dividends or interest paid by the issuer on such securities; (c) the Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. The Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Fund may also incur expenses in enforcing its rights. If the Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.


SECURITY-RELATED ISSUERS. The JNL Variable Fund has been granted exemptive relief from the Securities and Exchange Commission to allow the Fund to invest more than 5% of its assets (up to percentage limits specified in the exemptive relief as to the JNL/Mellon Capital Management Target Fund) in the securities of any issuer that derives more than 15% of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). This exemptive relief permits the JNL/Mellon Capital Management Target Fund to pursue its principal investment strategies that involve investment of the Fund's assets in securities of only a limited number of issuers, even where certain of those issuers may be "securities related" issuers.


SHORT SALES. The Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that the Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price, resulting in a loss to the Fund, to make good on the borrowing.

U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

WARRANTS. The Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WRITING COVERED OPTIONS ON SECURITIES. The Fund may "write" (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

                         ADDITIONAL RISK CONSIDERATIONS

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes the Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect the Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(4) the possible absence of a liquid secondary market for any particular instrument at any time.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INVESTMENT STRATEGY RISKS. The common stocks selected for the Fund generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Fund, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a "contrarian" strategy because these shares are often out of favor. Such strategy may be effective in achieving the Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either the Fund's objective will be achieved or that the Fund will achieve capital appreciation of its portfolio holdings in excess of the Fund's expenses. Because of the contrarian nature of the investment strategies of the Fund, and the attributes of the common stock which caused inclusion in their portfolios, the Fund may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategy for the Fund has underperformed its index in certain years.

LITIGATION. Certain of the issuers of common stock may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states that would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Fund.



MICROSOFT CORPORATION. Certain of the Funds may include the stock of Microsoft Corporation in their portfolios. Microsoft Corporation has been engaged in litigation with the U.S. Department of Justice, 20 states and the District of Columbia. A federal appellate court affirmed a district court finding of liability against Microsoft for violation of the Sherman Antitrust Act and various state antitrust laws. One state withdrew from the litigation prior to the issuance of liability findings. Another settled its claims in July 2001. The claims of several other states were litigated through liability and have been conditionally settled as to the issue of remedy. On November 1, 2002, a federal district judge approved a settlement between Microsoft, the U.S. Department of Justice and the remaining nine other states and the District of Columbia. The settlement includes various provisions addressing licensing and pricing, middleware programs, retaliation against original equipment manufacturers, release of information and creation of a compliance committee. Microsoft is subject to the terms of the settlement for five years with the possibility of a one-time extension of up to two years.


Federal and state authorities continue to review the legality of Microsoft's licensing practices and potential abuses of its monopoly power. In addition, the European Union is also investigating allegations of Microsoft antitrust violations which may result in additional litigation. It is impossible to predict what impact any future litigation or settlement will have on Microsoft or the value of its stock.

At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in the Fund's portfolio. It is not possible to predict whether any litigation including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the JNL Variable Fund or the Fund.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. The following are fundamental policies, which means they may not be changed without the affirmative vote of the majority of the outstanding voting securities of the JNL Variable Fund. The Investment Company Act of 1940 ("1940 Act") defines a majority vote as the vote of the lesser of
(i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests.

         (1)      The Fund may not issue senior securities.

         (2) The Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of the Fund's assets. In the case of any borrowing, the Fund may pledge, mortgage or hypothecate up to 15% of its assets.

         (3) The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

         (4) The Fund will not purchase or sell real estate or interests therein.

         (5) The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) The Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

The Fund is not a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by the Fund in any particular industry or group of industries.

OPERATING POLICIES. The Managers have adopted additional investment restrictions for the funds. The restrictions or operating policies of the funds may be changed by the Managers without shareholder approval. The additional investment restrictions adopted by the Managers to date include the following:

          (a) A fund will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (f) or (g) of Section 12(d)(1) of the 1940 Act.

INSURANCE LAW RESTRICTIONS. In connection with the JNL Variable Fund's agreement to sell interests in the Funds to separate accounts of insurance companies, Jackson National Asset Management, LLCSM (JNAM L.L.C.SM or the Adviser) and insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that the Fund of the JNL Variable Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If the Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action, which might include ceasing to make investments in the Fund or JNL Variable Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the JNL Variable Fund's operations.

                 MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND

The officers of the JNL Variable Fund manage its day-to-day operations and are responsible to the JNL Variable Fund's Board of Managers. The Board of Managers sets broad policies for the Fund and chooses the JNL Variable Fund's officers. The following is a list of the Managers and officers of the Fund, and a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Managers and other directorships of public companies or other registered investment companies held by the Managers.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (57 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (12 portfolios), JNL Variable Fund III LLC (1 portfolio), JNL Variable Fund V LLC (1 portfolio), JNLNY Variable Fund I LLC (12 portfolios), and JNLNY Variable Fund II LLC (1 portfolio). Each of the JNL Variable Fund's Managers is also a Manager or trustee of other funds in the Fund Complex and each of the JNL Variable Fund's officers is also an officer of other funds in the Fund Complex.

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
                                                                                           NUMBER OF
                                CURRENT                                                PORTFOLIOS IN THE         OTHER
                             POSITION WITH                                               FUND COMPLEX        DIRECTORSHIPS
  MANAGER/OFFICER (AGE) &       THE JNL        LENGTH OF      PRINCIPAL OCCUPATION      OVERSEEN BY THE       HELD BY THE
          ADDRESS            VARIABLE FUND    TIME SERVED     FOR THE PAST 5 YEARS          MANAGER             MANAGER
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
------------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Robert A. Fritts* (55)       Manager, Vice   2/99 to         Senior Vice President            85           None
1 Corporate Way              President and   present         (9/03 to present) and
Lansing, MI 48951            Chief                           Controller of Jackson

                             Executive                       National Life
                             Officer                         Insurance Company

                                                             (8/82 to present);
                                                             Vice President of
                                                             Jackson National
                                                             Life Insurance
                                                             Company (8/82 to
                                                             8/03); Trustee or
                                                             Manager and (since
                                                             12/02) President
                                                             and Chief Executive
                                                             Officer, of each
                                                             other investment
                                                             company in the Fund
                                                             Complex.

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED MANAGERS
------------------------------------------------------------------------------------------------------------------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Dominic D'Annunzio (65)      Chairman of     6/03 to         Acting Commissioner of           85           None
1 Corporate Way              the Board       present; 4/00   Insurance for the
Lansing, MI 48951            (2/04 to        to 2/02         State of Michigan
                             present) and                    (1/90 to 5/90)
                             Manager                         (8/97  to 5/98)

------------------------------------------------------------------------------------------------------------------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Michael Bouchard (47)        Manager         4/00 to present Sheriff, Oakland                 85           None
1 Corporate Way                                              County, Michigan;
Lansing, MI 48951                                            Senator - State of
                                                             Michigan (1991 to
                                                             1999); Chairman -
                                                             Financial Services
                                                             Committee (1/95 to
                                                             1/99)

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
Michelle Engler (45)         Manager         4/00 to present Attorney (1983 to                85           Director of Federal
1 Corporate Way                                              present); First Lady                          Home Loan Mortgage
Lansing, MI 48951                                            of the State of                               Corporation

                                                             Michigan (1991-2002);
                                                             Michigan Community
                                                             Service Commission
                                                             Chair (1991 to 2000)

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Joseph Frauenheim (69)       Manager         12/03 to        Consultant (Banking)             85           None
1 Corporate Way                              present
Lansing, Michigan

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

Richard D. McLellan (61)     Manager         12/03 to        Member, Dykema Gossett           85           None
1 Corporate Way                              present         PLLC (Law Firm)
Lansing, Michigan

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------


*Mr. Fritts is an "interested person" of the JNL Variable Fund due to his positions with Jackson National Life Insurance Company, which is the parent company of the Adviser.



---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------
                                                                                            NUMBER OF
                                CURRENT                                                PORTFOLIOS IN THE         OTHER
                             POSITION WITH                                               FUND COMPLEX        DIRECTORSHIPS
  MANAGER/OFFICER (AGE) &       THE JNL        LENGTH OF      PRINCIPAL OCCUPATION      OVERSEEN BY THE       HELD BY THE
          ADDRESS            VARIABLE FUND    TIME SERVED     FOR THE PAST 5 YEARS          MANAGER             MANAGER
---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------
---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------
OFFICERS
---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------
---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------


Mark D. Nerud (37)           Vice            2/99 to present  Chief Financial            Not Applicable       Not Applicable
225 West Wacker Drive,       President,                       Officer (11/00 to
Chicago, IL 60606            Treasurer and                    present) and Managing

                                                              Chief Board Member of the

                             Financial                        Adviser (11/00 to
                             Officer                          11/03); Vice
                                                              President, Treasurer,
                                                              Chief Financial
                                                              Officer of other
                                                              Investment Companies
                                                              advised by the
                                                              Adviser; Vice
                                                              President - Fund
                                                              Accounting &
                                                              Administration of
                                                              Jackson National Life
                                                              Insurance Company
                                                              (1/00 to present)

---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------
---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------

Susan S. Rhee (31)           Vice            1/00 to present  Secretary of the           Not Applicable       Not Applicable
1 Corporate Way              President,                       Adviser (11/00 to
Lansing, MI 48951            Counsel and                      present); Assistant

                             Secretary                        Vice President of
                                                              Jackson National Life
                                                              Insurance Company
                                                              (8/03 to present);
                                                              Associate General
                                                              Counsel of Jackson
                                                              National Life
                                                              Insurance Company
                                                              (7/01 to present),
                                                              Senior Attorney of
                                                              Jackson National Life
                                                              Insurance Company
                                                              (1/00 to 7/01);
                                                              Goldman, Sachs & Co.
                                                              (10/99 to 12/99); Van
                                                              Eck Associates
                                                              Corporation (9/97 to
                                                              10/99)
---------------------------- --------------- ---------------- ----------------------- --------------------- -------------------

COMMITTEES OF THE BOARD OF MANAGERS


The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNL Variable Fund to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the JNL Variable Fund's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the JNL Variable Fund's internal controls regarding finance, accounting, legal compliance and the JNL Variable Fund's auditing, accounting and financial processes generally. The Audit Committee also serves as JNL Variable Fund's "Qualified Legal Compliance Committee," for the confidential receipt, retention and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Frauenheim, McLellan, Bouchard and D'Annunzio and Mrs. Engler are the members of the Audit Committee. Mr. Frauenheim is Chair of the Audit Committee. The Audit Committee had three meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices or pricing errors. As of February 12, 2004 Messrs. Fritts and Nerud are the members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.


CERTAIN POSITIONS OF DISINTERESTED MANAGERS AND THEIR FAMILY MEMBERS

None of the disinterested Managers, nor any member of a disinterested Manager's immediate family, held any position (other than the disinterested Manager's position as such with the JNL Variable Fund or other funds in the Fund Complex) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF MANAGERS OF SHARES IN THE FUNDS OF THE JNL VARIABLE FUND

As of December 31, 2002, the Managers beneficially owned the following interests in shares of the Funds:

------------------------------- -------------------------------------------- --------------------------------------------
           MANAGER               DOLLAR RANGE OF EQUITY SECURITIES IN THE          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY THE MANAGER IN THE
                                                   FUNDS                                    FUND COMPLEX
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Andrew B. Hopping                                  None                                   Less than $10,000
------------------------------- -------------------------------------------- --------------------------------------------
Robert A. Fritts                                   None                                     Over $100,000
------------------------------- -------------------------------------------- --------------------------------------------
Michael Bouchard                                   None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
Michelle Engler                                    None                                         None
------------------------------- -------------------------------------------- --------------------------------------------

Peter McPherson*                                   None                                         None

------------------------------- -------------------------------------------- --------------------------------------------
Dominic D'Annunzio*                                None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
Joseph Frauenheim                                  None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
Richard D. McLellan                                None                                         None
------------------------------- -------------------------------------------- --------------------------------------------


*Mr. McPherson resigned from the Board of Managers in June 2003 and Mr. D'Annunzio was elected by the independent managers.

As described in the Prospectus, interests in the Funds are sold only to Jackson National Life Insurance Company Separate Account V. Mr. Fritts is the beneficial owner of interests in certain other funds in the Fund Complex through his participation in a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees, which invests in certain other funds in the Fund Complex.


OWNERSHIP BY DISINTERESTED MANAGERS OF INTERESTS IN CERTAIN AFFILIATES OF THE JNL VARIABLE FUND

As of December 31, 2002, none of the disinterested Managers, nor any member of a disinterested Manager's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

MANAGER COMPENSATION


The officers of the JNL Variable Fund and the Manager who is an "interested person" as designated above receive no compensation from the JNL Variable Fund. The Chairman of the Board of Managers receives an annual retainer fee of $10,000. Disinterested Managers are paid an annual retainer fee of $25,000. Each manager receives a fee of $5,000 for each meeting of a fund in the Fund Complex that they attend and $2,500 for each telephonic meeting that they attend. Managers receive $2,500 for each Audit Committee meeting they attend and $1,250 for each telephonic Audit Committee meeting they attend. The Chairman of the Audit Committee receives an annual retainer fee of $5,000. The fees of the disinterested Managers are paid by JNAM L.L.C. as Administrator of the JNL Variable Fund.

The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 2003:


-------------------------------- ------------------ ---------------- --------------- ------------------
                                                      PENSION OR                           TOTAL
                                                      RETIREMENT                       COMPENSATION
                                     AGGREGATE         BENEFITS        ESTIMATED          FROM JNL
                                   COMPENSATION       ACCRUED AS         ANNUAL        VARIABLE FUND
                                   FROM THE JNL      PART OF FUND     BENEFITS UPON   AND FUND COMPLEX
          MANAGER                  VARIABLE FUND       EXPENSES        RETIREMENT    PAID TO MANAGERS
-------------------------------- ------------------ ---------------- --------------- ------------------
-------------------------------- ------------------ ---------------- --------------- ------------------

Michael Bouchard                      $27,500              0               0              $27,500

-------------------------------- ------------------ ---------------- --------------- ------------------
-------------------------------- ------------------ ---------------- --------------- ------------------

Michelle Engler                       $27,500              0               0              $27,500

-------------------------------- ------------------ ---------------- --------------- ------------------
-------------------------------- ------------------ ---------------- --------------- ------------------
Peter McPherson                       $5,000               0               0              $5,000
-------------------------------- ------------------ ---------------- --------------- ------------------
-------------------------------- ------------------ ---------------- --------------- ------------------

Dominic D'Annunzio*                   $12,500              0               0              $35,000

-------------------------------- ------------------ ---------------- --------------- ------------------
-------------------------------- ------------------ ---------------- --------------- ------------------

Joseph Frauenheim                     $8,750               0               0              $30,000

-------------------------------- ------------------ ---------------- --------------- ------------------
-------------------------------- ------------------ ---------------- --------------- ------------------

Richard D. McLellan                   $7.500               0               0              $30,000

-------------------------------- ------------------ ---------------- --------------- ------------------


*Mr. McPherson resigned from the Board of Managers in June 2003 and Mr. D'Annunzio was elected by the independent managers. Mr. Frauenheim and Mr. McLellan became Managers in December 2003.

As of December 11, 2003, the JNL Variable Fund, JNL Series Trust, and JNL Investors Series Trust meet jointly as one Board.


Neither the JNL Variable Fund nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Managers.

                    PRINCIPAL HOLDERS OF THE FUND'S INTERESTS

As of September 25, 2003 the officers and Managers of the JNL Variable Fund, as a group, owned less than 1% of the then outstanding interests of the JNL Variable Fund.

Because the interests in the Funds of the JNL Variable Fund have been sold only to a separate account of Jackson National Life Insurance Company ("JNL") to fund certain variable contracts (the "Contracts") issued by JNL through its separate account, as of September 25, 2003, JNL is the owner of record of all the interests in the Funds.

As may be required by applicable law and interpretations of the staff of the SEC, JNL will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its separate accounts in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the separate accounts for which no voting instructions are received from Contract owners, also will be voted by JNL in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

As of September 25, 2003, no persons beneficially owned more than 5% or more of the interests in the Fund.

                                   PERFORMANCE

The Fund's historical performance may be shown in the form of total return. This performance measure is described below. Performance advertised for the Fund may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing the Fund's performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund.

STANDARDIZED AVERAGE TOTAL RETURN

The Fund's standardized average annual total return quotation is computed in accord with a method prescribed by rules of the Securities and Exchange Commission ("SEC"). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Fund has been in existence if the Fund has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Fund's returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

The standardized average annual total return for each Fund for the periods indicated was as follows:

                                                                                         Date of Initial Investment in
                                                            One-Year Period Ended           Corresponding Division to
                                                             December 31, 2002                  December 31, 2002*


JNL/Mellon Capital Management The DowSM 10 Division*              -9.98%                              -2.43%

*Commenced operations on January 3, 2000. On December 15, 2003, Curian Capital, LLC ("Curian") replaced First Trust Advisors L.P as the sub-adviser to this Fund. On February 12, 2004, Mellon Capital Management Corporation replaced Curian as the sub-adviser to this Fund. Returns shown for the period prior to February 12, 2004, reflect the results achieved by the prior sub-advisors.


NON-STANDARDIZED TOTAL RETURN

Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund during the period have been reinvested at net asset value on the payment dates. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

PERFORMANCE   QUOTATIONS  ARE  HISTORICAL  AND  NOT   REPRESENTATIVE  OF  FUTURE
PERFORMANCE

The Fund's performance quotations, including standardized total return, non-standardized total return, yield and effective yield, are based upon historical results and are not necessarily representative of future performance. The Fund's interests are sold at net asset value. Returns and net asset values will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

          INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

JNAM L.L.C., 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNL Variable Fund. As investment adviser, the Adviser provides the JNL Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("JNL(R)"), whicH is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

The Adviser acts as investment adviser to the JNL Variable Fund pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC ("JNFS"), an affiliate of the Adviser, acted as investment adviser to the Fund. The Adviser assumed all related investment management duties from JNFS pursuant to a Plan of Merger dated January 31, 2001. The Board of Managers approved the merger on November 9, 2000.

The Investment Advisory and Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of the Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the JNL Variable Fund pays the Adviser a fee in respect of the Fund as described in the Prospectus. The Fund is obligated to pay the Adviser the following fee:


          ASSETS                                        FEES
          $0 to $50 million                             0.37%
          $50 to $100 million                           0.31%
          Over $100 million                             0.28%


The fees paid by the JNL Variable Fund to the Adviser pursuant to the Investment Advisory and Management Agreement for the fiscal years ended December 31, 2000 (paid to Jackson National Financial Services, LLC), December 31, 2001 and December 31, 2002 were $21,025, $30,962 and $34,504, respectively.

INVESTMENT SUB-ADVISER


The Adviser has entered into a Sub-Advisory Agreement with Mellon Capital Management Corporation ("Mellon Capital") to manage the investment and reinvestment of the assets of the Fund, subject to the Adviser's supervision.

Mellon Capital, a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is the sub-adviser for each Fund of the JNL Variable Fund. Mellon Capital's address is 595 Market Street, Suite 300, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Under the Sub-Advisory Agreement, Mellon Capital provides the Fund with discretionary investment services. Specifically, Mellon Capital is responsible for supervising and directing the investments of the Fund in accord with the Fund's investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Mellon Capital is also responsible for effecting all security transactions on behalf of the Fund. The Sub-Advisory Agreement also provides that Mellon Capital, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund and by the interest holders of the Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. The Sub-Advisory Agreement also provides that Mellon Capital is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to the Fund (relating to the diversification requirements applicable to investments in funds underlying variable annuity contracts).

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from the Fund the following fee (the fee percentages are identical for each Fund):

JNL/Mellon Capital Management Target Funds

                         ASSETS                            ANNUAL RATE
                         First $50 million                      0.12%
                         Next $50 million                       0.06%
                         Over $100 million                      0.03%


MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Managers or by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Managers to request and evaluate, and a corresponding duty upon the investment adviser and sub-adviser, if applicable, to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Managers are presented at each of their regular meetings with reports and analyses by the Adviser and the sub-adviser regarding (i) the investment performance of the Fund of the JNL Variable Fund, in relation to benchmark indices and in relation to other funds having similar investment objectives;
(ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Fund under their management, portfolio management representatives of the Fund's sub-adviser also make in-person reports to the Managers at least annually.

The Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the JNL Variable Fund. These reports and presentations also form a part of the information considered by the Managers in determining whether to approve the continuation of the agreements with the Adviser and the sub-adviser.

Described below is a summary of additional information provided to and considered by the Managers, and their conclusions with respect thereto, that formed the basis of the Managers' approval of the current investment advisory and sub-advisory agreements of the JNL Variable Fund.

         INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         The current Investment Advisory and Management Agreement between JNL Variable Fund and the Adviser contemplates a "manager of managers" structure, whereby the Adviser, with the approval of the Manager but without necessity of obtaining shareholders approval, may select, retain, and compensate unaffiliated sub-advisers for the Funds, or materially amend agreements with unaffiliated sub-advisers. The Advisers and the JNL Variable Fund have been granted an exemption by the SEC. The "manager of managers" structure, and a form of Investment Advisory and Management Agreement were approved by the Managers at a meeting held on September 25, 2003, and approved by interest holders at a meeting held on December 1, 2003.


         At their meeting of February 12, 2004, the Managers were presented by the Adviser with information regarding (i) the nature of the services to be provided to the Fund the Adviser, including its procedures for monitoring and evaluating the sub-adviser and service providers; (ii) the fees proposed to be charged the Fund by the Adviser, in comparison with the fees charged other underlying funds of variable annuity products, including: (a) the proposed 20 bps reduction in fees for all Funds that approved the 20 bps Rule 12b-1 fee proposed to be charged to the Funds' Class A shares, and (b) the proposed further reduction in fees proposed to be charged to Funds whose interest holders approved sub-advisory agreements with Mellon Capital; (iii) ancillary benefits which might be expected to accrue to the Adviser in respect of its investment advisory relationship with the Fund, including the fees payable to the Adviser as administrator; (iv) the overall expenses of the Fund in comparison with other underlying funds of variable annuity products and (v) the Adviser's profitability from its investment advisory and other services to the Fund.


         In determining to approve the Investment Advisory and Management Agreement with the Adviser, the Managers considered the information provided by the Adviser indicating: (i) the services to be provided by the Adviser under the agreement were necessary for the operation of the Fund; (ii) the quality of the services which had been provided by the Adviser in the past (iii) the compensation proposed to be paid the Adviser for its services under the agreement, including ancillary benefits, and the overall expenses of the Fund, were reasonable both in relation to the nature and quality of the services to be provided by the Adviser, and in relation to the fees and expenses of other underlying funds of variable annuity products and (iv) the Adviser's profitability from its services under the agreement.

         SUB-ADVISORY AGREEMENT WITH FIRST TRUST

         The Managers approved the continuation of the sub-advisory agreement with First Trust in May 2003. In determining to approve the continuation of the sub-advisory agreement, the Managers considered information provided by First Trust, as well as information and analysis provided by the Adviser with respect to First Trust. Specifically, the types of information considered by the Managers in determining approval of the sub-advisory agreement was in the best interests of the Fund, were the following:

     o The Managers were presented with historical performance data, prepared by First Trust, reflecting the hypothetical performance of the investment strategies pursued by the Fund and comparing that performance to benchmark indices, indicating the performance of those hypothetical portfolios were within reasonable expectations.

     o The Managers were presented with information, prepared by First Trust, describing First Trust's investment processes, the security selection criteria employed in managing the Fund, and the qualifications of the First Trust personnel involved in managing the Fund.

     o    The Managers were  presented with  profitability  information of First
          Trust.

     o Although there is limited comparative data available, the Managers were presented with information regarding the investment advisory and sub-advisory fees charged by First Trust with respect to other investment advisory clients pursuing investment strategies similar to those of the Funds, indicating the fees proposed to be paid First Trust under the sub-advisory agreement were comparable with those paid by others for similar services.

         SUB-ADVISORY AGREEMENT WITH CURIAN

The Board, at its September 25, 2003 meeting, approved a change in sub-adviser from First Trust to Curian. The Board of Managers reviewed materials containing fee schedules of other comparable mutual funds. The Board also considered that Curian, unlike the current sub-adviser, is affiliated with Jackson National Life and JNAM. While Curian has not previously managed mutual funds, the Board received information showing that Curian's personnel has experience managing index mutual funds and large institutional index portfolios. The Board was presented with other information indicating that Curian will devote adequate personnel and other resources to managing the Funds. The Board also considered the proposed change to the investment policies of the Sector Funds.

In evaluating the Sub-Advisory Agreement with Curian, the Board took into account, among other things, the following factors: (i) the qualifications of Curian to provide sub-advisory services, including the credentials and investment experience of its officers and portfolio management personnel; (ii) the high quality of the personnel, operations, financial condition, investment management capabilities, and methodologies of Curian; (iii) the reduction in Fund expenses anticipated to result from (a) the reduction in the sub-advisory fee payable to Curian and the corresponding reduction in the advisory fee to be charged each Fund and (b) the reduction in brokerage expense anticipated to result from the automated trade and custody platform of Curian Clearing, a division of Investment Centers of America, Inc. ("Curian Clearing"), an affiliate of Curian and Jackson National Life. Curian Clearing's custody service is an integral part of its trade and custody platform and therefore is necessary to enable Curian to achieve the anticipated reduction in brokerage expense. The Board concluded that while Curian Clearing, unlike the current custodian, does not offer securities lending services, that potential loss of revenue from this activity was offset by the other potential benefits of retaining Curian as sub-adviser to the Funds.



SUB-ADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT CORPORATION

The Managers, at its February 12, 2004, meeting, approved a change in sub-advisor from Curian to Mellon Capital Management Corporation ("Mellon Capital"). In determining to approve the sub-advisory agreement, the Managers considered information provided by Mellon Capital, as well as information and analysis provided by the Adviser with respect to Mellon Capital. Specifically, the types of information considered by the Managers in determining approval of the sub-advisory agreement was in the best interests of the Funds, were the following:

     o The Managers were presented with historical performance data, prepared by Mellon Capital, reflecting the hypothetical performance of the investment strategies pursued by the Funds and comparing that performance to benchmark indices, indicating the performance of those hypothetical portfolios were within reasonable expectations.

     o The Managers were presented with information, prepared by Mellon Capital, describing Mellon Capital's investment processes, the security selection criteria employed in managing the Funds, and the qualifications of the Mellon Capital personnel involved in managing the Funds.

     o The Managers were presented with an analysis, prepared by the Advisor, comparing the investment advisory and sub-advisory fees charged by Mellon Capital with respect to other investment advisory clients pursuing investment strategies similar to those of the Funds, indicating the fees proposed to be paid Mellon Capital under the sub-advisory agreement were comparable with those paid by others for similar services.

     o    The Trustees were provided copies of Mellon Capital's Code of Conduct.

     o The Trustees were provided copies of Mellon Capital's Statement of Policy on Brokerage Practices.

     o The Trustees were provided copies of Mellon Capital's Statement of Policy on Allocation of Transactions Among Clients.

The Trustees were provided copies of Mellon Capital's Proxy Voting Policies and Procedures.


LICENSE AGREEMENTS. The Adviser, JNL and the JNL Variable Fund have entered into a License Agreement with Dow Jones under the terms of which the Fund and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

ADMINISTRATIVE FEE. The Fund pays to JNAM L.L.C.SM, as administrator of the Fund (the "Administrator") an Administrative Fee of 0.15% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Fund. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.


CUSTODIAN AND TRANSFER AGENT. Mellon Trust of New England, N.A. (formerly Boston Safe Deposit & Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Fund of the JNL Variable Fund. In general, the custodian is responsible for holding the cash and securities of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.


JNAM L.L.C. is the transfer agent and dividend-paying agent for the JNL Variable Fund and the Fund.

INDEPENDENT ACCOUNTANTS. The JNL Variable Fund's independent accountants, KPMG LLP, 303 E. Wacker Drive, Chicago, Illinois 60601, audit and report on the Fund's annual financial statements and performs other professional accounting, auditing and advisory services when engaged to do so by the JNL Variable Fund. Prior to April 2001, another auditing firm acted as independent accountants for the JNL Variable Fund.

THE DISTRIBUTOR. Jackson National Life Distributors, Inc. (the "Distributors" or "JNLD"), 8055 E. Tufts Avenue, Denver, Colorado 80237 is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on September 25, 2003.

RULE 12B-1 PLAN. Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On September 25, 2003, the Board of Managers of the Companies, including all of the Independent Managers, approved the Rule 12b-1 Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund. Also at that meeting, the Board, including all of the Independent Managers, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of each Company. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson National Life and Jackson National NY.

Current interest holders of each Fund, who will become the Class A interest holders of that Fund under the multi-class plan, must approve the Rule 12b-1 Plan before it may become effective for that Fund.

Under the Rule 12b-1 Plan, each Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A interests of the Fund. To the extent consistent with the Rule 12b-1 Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. The types of services and expenses that may be reimbursed or compensated pursuant to the Rule 12b-1 Plan include, but are not limited to, the following:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of interests of the Companies or the Funds;

     o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

     o Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

     o Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

     o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund interests.

The Rule 12b-1 Plan is expected to become effective on December 15, 2003, with respect to each Fund whose interest holders approve the plan.


FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreement, the sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund with broker-dealers selected in their discretion. The sub-adviser is obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Fund ("best execution"), and the sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, the sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-adviser's policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by the sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreement, and subject to best execution, the sub-adviser also expressly is permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, the sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-adviser's services to the Fund

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

CODE OF ETHICS. To mitigate the possibility that the Fund will be adversely affected by personal trading of employees, the JNL Variable Fund, the Adviser, and Mellon Capital have adopted Codes of Ethics ("Code") under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Fund. The JNL Variable Fund's and the Adviser's Code complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.


                PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Fund at their net asset value. Interests are purchased using premiums received on policies issued by JNL. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the Fund (rounded to the nearest 1/1000 of an interest). The JNL Variable Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value ("NAV") of the Fund's interests is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of the Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

The Managers have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Managers, the "fair value" of securities for which a current market price is not available.

The Fund calculates net asset value per share, and effects sales, redemptions and repurchases of its shares at that net asset value per share, as of the close of the NYSE once on each Business Day. Because the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Fund's procedures for pricing portfolio securities authorize the Administrator, subject to ratification by the Managers, to determine the fair value of such securities for purposes of calculating the Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Fund's pricing procedures to be a significant event. Accordingly, on any day on which such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining the Fund's net asset value.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

       DESCRIPTION OF INTERESTS; VOTING RIGHTS; INTEREST HOLDER INQUIRIES

DESCRIPTION OF INTERESTS. The JNL Variable Fund may issue an unlimited number of full and fractional interests of the Fund and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of the Fund represents an equal proportionate interest in the Fund with each other interest. The JNL Variable Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of the Fund, interest holders are entitled to share pro rata in the net assets of the Fund available for distribution to interest holders. Each issued and outstanding interest in the Fund is entitled to participate equally in dividends and distributions declared by the Fund, and in the net assets of the Fund remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of the Fund, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in the Fund do not have cumulative rights. This means that owners of more than half of the JNL Variable Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

VOTING RIGHTS. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the Fund affected by the proposal. When a majority is required under the 1940 Act, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Because the interests in the Fund of JNL Variable Fund have been sold only to a separate account of Jackson National Life Insurance Company to fund certain variable contracts (the "Contracts") issued by JNL through its separate account, as of September 25, 2003, JNL is the owner of record of all of the interests in the Fund. As may be required by applicable law and interpretations of the staff of the SEC, JNL will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its Separate Account in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the Separate Account for which no voting instructions are received from Contract owners, also will be voted by JNL in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

INTEREST HOLDER INQUIRIES. All inquiries regarding the JNL Variable Fund should be directed to the JNL Variable Fund at the telephone number or address shown on the cover page of the Prospectus. TAX STATUS


The JNL Variable  Fund  consists of  JNL/Mellon  Capital  Management  Target
Funds.

JNL/MELLON CAPITAL MANAGEMENT TARGET PORTFOLIOS

The only owners of any JNL/Mellon Capital Management Target Fund are JNL separate accounts that hold such interests pursuant to variable annuity and variable life insurance contracts. As a limited liability company whose interests are sold only to JNL Separate Accounts, the JNL Variable Fund and its JNL/Mellon Capital Management Target Funds are disregarded as entities for purposes of federal income taxation.

JNL, through its separate accounts, is treated as owning the assets of the JNL/Mellon Capital Management Target Funds directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the JNL/Mellon Capital Management Target Funds are not taxable to the JNL/Mellon Capital Management Target Funds, and are taxed as part of the operations of JNL.


CONTRACT OWNERS

Under current tax law, increases in policy value resulting from interest, dividend income and capital gains are not currently taxable to (nor are losses currently deductible by) policy owners, when left to accumulate within a variable annuity policy. Additional information relating to the tax treatment of the variable annuity policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts (that is, the assets of the Funds) that fund contracts such as the variable annuity policies issued by JNL. Failure to satisfy those standards would result in imposition of federal income tax on a variable annuity or variable life insurance policy owner with respect to the increase in the value of the variable annuity or variable life insurance policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.


Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, a segregated asset account, such as the Fund of a JNL/Mellon Capital Management Target Fund, will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer. Each Sector Fund intends to comply with these diversification requirements.

Each JNL/Mellon Capital Management Target Fund is managed with the intention of complying with these alternative diversification requirements under the Treasury Regulations. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.


                              FINANCIAL STATEMENTS


The financial statements of the JNL/Mellon Capital Management The DowSM 10 Fund for the period ended December 31, 2002, and for the period ended June 30, 2003 (unaudited), are incorporated by reference (which means they legally are a part of this SAI) from the JNL Variable Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports are available at no charge upon written or telephone request to the JNL Variable Fund at the address and telephone number set forth on the front page of this Statement of Additional Information.